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                          CENTRAL FEDERAL CORPORATION

                                  Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the Quarterly Report of Central Federal Corporation (the
"Corporation") on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David C. Vernon, Chairman, President and CEO of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated:  November 14, 2003             By:  /s/ David C. Vernon
                                           -----------------------------------
                                           David C. Vernon
                                           Chairman, President and CEO
                                           (Principal Executive Officer)









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